SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
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                 FINGERMATRIX, INC
 .................................................................
       (Name of Registrant as Specified In Its Charter

                 FINGERMATRIX, INC
 .................................................................
         (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
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[ ] $500  per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

       .............................................................

    2) Aggregate number of securities to which transaction applies:

       .............................................................

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

    4) Proposed maximum aggregate value of transaction:

       .............................................................

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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       ..............................................................

                           FINGERMATRIX, INC.
                          145 PALISADE STREET
                    DOBBS FERRY, NEW YORK 10522-1617

                               NOTICE OF
                     ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD APRIL 8, 1997



                  Notice is hereby given that the Annual Meeting of Shareholders of Fingermatrix, Inc. (the "Company") will be held on Tuesday, April 8, 1997, at 11:00 A.M. at the Tarrytown Hilton, 455 South Broadway, Tarrytown, New York, for the following purposes:

                  1.  To elect four Directors;

                  2. To consider and act upon a proposal to ratify the selection of the firm of Farber, Blicht & Eyerman, LLP, as the Company's independent public accountants for the fiscal year ending September 30, 1997; and

                  3.  To  transact  any  other   business  that  may  properly
 come  before  the  meeting  or  any adjournment thereof.

                  Only shareholders of record as of the close of business on February 11, 1997 will be entitled to notice of and to vote at the meeting and any adjournments thereof.

                  Shareholders are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting, we urge you to execute, date and return the accompanying proxy in the enclosed postage prepaid envelope, in order to assure representation of your shares.

                  To ensure that your vote will be counted, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed post-paid envelope, whether or not you plan to attend the meeting. Executed proxy cards with no instructions indicated thereon will be voted for the slate of directors proposed by the Board of Directors and for approval of the engagement of Farber, Blicht & Eyerman, LLP as independent auditors. You may revoke your proxy in the manner described in the accompanying Proxy Statement at any time before it is voted at the Annual Meeting.

                                            By Order of the Board of Directors,

                                                       Gordon R. Molesworth
                                                                Secretary
Dobbs Ferry, N.Y.
February  21, 1997

                             PROXY STATEMENT

                  This proxy statement is furnished in connection with the solicitation by the Board of Directors of Fingermatrix, Inc. (the "Company") of proxies in the accompanying form for use at the annual meeting of shareholders ("Annual Meeting") to be held at the Tarrytown Hilton, 455 South Broadway, Tarrytown, New York at 11:00 A.M. on Tuesday, April 8, 1997, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Any shareholder may revoke his proxy at any time prior to the meeting by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date and, in the event that he attends the meeting, he may, if he so desires, vote in person. All properly executed proxies will be voted at the meeting in accordance with the specifications contained therein. In the absence of specifications to the contrary, the shares will be voted for the nominees for the Board of Directors and for the proposals set forth herein.

                  The expense of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, certain officers and regular employees of the Company may, to a limited extent, solicit proxies personally or by telephone or telegram, without extra compensation. Additionally, arrangements may be made with brokerage firms, custodians, nominees and fiduciaries to aid in the solicitation of proxies.
The Company will reimburse such persons for their expenses incurred thereby.

                  Only shareholders of record as of the close of business on February 11, 1997 will be entitled to vote at the meeting or any adjournment thereof. On that date, there were outstanding and entitled to vote 8,880,885 shares of Company's common stock, par value $.01 per share, ("Common Stock"). Holders of shares of Common Stock are entitled to cast one vote for each share held.


                  THE PROXY STATEMENT AND FORM OF PROXY IS BEING FIRST MAILED TO SHAREHOLDERS ON OR ABOUT FEBRUARY 21, 1997.


                  A COPY OF THE COMPANY'S 1996 ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS FOR THE YEAR ENDED SEPTEMBER 30, 1996, ARE MAILED HEREWITH. NO PART OF SUCH ANNUAL REPORT SHALL BE REGARDED AS PROXY-SOLICITING MATERIAL OR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS BEING OR IS TO BE MADE.

                           ELECTION OF DIRECTORS

                  The Company is proposing to elect four (4) Directors, each to hold office until the next Annual Meeting of Shareholders or until his successor is duly elected and qualified. The management's nominees for election are Thomas
T. Harding, Gordon R. Molesworth, Seth M. Lukash, and Fred I. Sonnenfeld, all of whom are presently serving on the Board. All of these Directors, along with one Lewis Schiller, had been originally designated in the Chapter 11 bankruptcy proceeding, which the Company had filed for in September 1993 and from which the Company emerged In April 1995 after the creditors and the then shareholders of the Company approved the Second Amended Plan of Reorganization ("the Plan") and the election of the four above named nominees and Lewis Schiller. It is intended that shares represented by properly executed proxies which contain no instructions to the contrary will be voted for the election of the foregoing four (4) nominees. The Company does not expect that any of the nominees will be unavailable for election, but if that should occur before the meeting, the proxies will be voted for a substitute nominee or nominees, as the case may be.

                  Set forth below is certain information with respect to each nominee. No arrangements, understandings or family relationships exist among any of the nominees herein.

                  THOMAS T. HARDING, age 58, presently he is President, Chief Executive Officer and Director of the Company. After being a marketing and management consultant to the Trustee of the Company's business and assets in the Chapter 11 bankruptcy proceeding for a short period of several weeks, in December 1994 the Trustee with Bankruptcy Court approval appointed Mr. Harding as President of the Company. From 1979 to 1994, Mr. Harding was a marketing and management consultant to various corporate clients, among them being the Company for the period from 1982 to 1990. Prior to 1979, Mr. Harding was a corporate vice-president and division manager with Perkin-Elmer (1976-1978), and division vice president of Litton Industries, Inc. (1972-1975). Mr. Harding holds a Bachelor of Science Degree in Electronics from the University of Scranton and he did graduate work at George Washington University in engineering administration.


                  GORDON R. MOLESWORTH, age 80, presently Secretary and Director. Mr. Molesworth was one of the leaders of the shareholders group who sought the ouster of prior management of the Company and he was instrumental in partially funding the financing of the Company, both after it filed the petition for Chapter 11 bankruptcy relief and after confirmation of the Plan. He was appointed to the Board of Directors on the grounds that he would be a representative for the shareholders prior to the bankruptcy proceeding, as well as for the new shareholders. He also serves as communications consultant to the Company. He is the President of Molesworth Associates Inc., a communications and public relations consulting company located in Green Valley, Arizona, which has been in existence since 1954. Prior to 1990, Mr. Molesworth through his company had been a consultant to the Company. His company is currently a consultant in marketing and public relations to the Company, and has been such since April 1995 under a written agreement. Mr. Molesworth's company receives $4,000 per month plus expenses for the services it renders to the Company.


                  SETH M. LUKASH, age 50, presently a Director. He is Chairman and Chief Executive Officer of Tridex Corporation, an electronic equipment manufacturer listed on the NASDAQ stock exchange. Mr. Lukash also serves as a Director for the following organizations - Tanaka Capital Management, Inc., an investment advisory firm located in New York, NY, and Job Direct Inc., an Internet-based recruitment organization located in Greenwich, CT. Mr. Lukash is also the Chairman of the Connecticut Chapter of the American Electronics Association (AEA). He also is a Board Member of the AEA. He had no connection with the Company prior to his appointment under the Plan in April 1995. Mr. Lukash was designated to be director of the Company under the Plan by reason of his success in managing and operating his own company.

                  FRED I. SONNENFELD, age 69, presently a Director. He is an attorney licensed to practice in the State of New York for over forty years. He is a partner in Sonnenfeld & Richman which is counsel to the Company. Between 1990 and January, 1993, Mr. Sonnenfeld's law firm was general counsel to the Company when his firm resigned such position. Mr. Sonnenfeld was one of three members of the committee for general unsecured creditors, and was designated in the Plan as a director to represent the creditors.

           OTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

         COMMITTEES

         The By-laws of the Company permit the Board of Directors by a resolution adopted by a majority of its members to create committees for any lawful purpose. In addition, the By-laws specify two committees, namely, an Audit Committee and a Compensation Committee, both of which have been created and are functioning. Presently, there are no other committees. The Audit Committee generally reviews financial matters and it, among other things, supervises accounting procedures, reviews and recommends the engagement of independent auditors, and interviews and reviews appointments of corporate officers. The Audit Committee consists of Messrs. Molesworth, Lukash and Sonnenfeld. The Compensation Committee reviews compensation, including bonuses, stock options, stock purchase plans for officers and employees. While the By-laws permit employees to be on the Compensation Committee, provided they do not constitute a majority, none of the present members are employees of the Company. The Compensation Committee presently consists of Messrs. Lukash and Sonnenfeld. It is expected that the current members of the Audit Committee and Compensation Committee will be reappointed following the Annual Meeting of Shareholders.

                  During the fiscal year ended September 30 1996, the Board of Directors met ten times. The Audit Committee and Compensation Committee each held one meeting. For the fiscal year ended September 30, 1996, four of the five Directors (all of whom are now candidates for re-election) have attended all meetings.

                       EXECUTIVE OFFICERS OF THE COMPANY


      NAME             AGE         POSITION             EXPIRES*

Thomas T. Harding      58        President (Chief       4/17/97
                                 Executive Officer)

Gordon R. Molesworth   80        Secretary              7/25/97


                  Biographical information concerning each of the two present officers is presented above under heading "ELECTION OF DIRECTORS". Mr. Harding has also served as financial officer of the Company, and he will continue to do so until a full time financial officer is appointed.

---------------

* Officers of the Company will be elected at the Annual Meeting of the Board of Directors immediately following the Annual Meeting of Shareholders, and their term of office will expire one year from said election. Mr. Harding has an employment contract with the Company which runs from year to year expiring on April 17th of each year, unless either the Company or Mr. Harding gives notice of termination at least thirty days prior to the end of each contract year. Accordingly, his employment agreement expires April 17, 1997.


Resignation of Lewis S. Schiller On October 26, 1996, Mr. Schiller, one of the five directors designated under the Plan, resigned from the Board of Directors stating that the pressure of other business prevented him from serving. He is the president and chief executive officer of SIS Capital Corp. ("SIS"), the firm which loaned to the Company after it filed for relief under Chapter 11 of the Bankruptcy Law the sum of $1,067,000. By reason of moneys owed to SIS and the lien SIS received on Company's assets until SIS would be paid, Mr. Schiller was designated to the Board of Directors. The Company has paid to SIS on account of said debt of $1,067,000 the sum of $850,000 and there remains to paid the sum of $217,000 which is payable on April 19, 1997. In June of 1996, SIS released its lien on the Company's assets. SIS is an affiliate of Consolidated Technologies, Inc., a publicly owned company of which Mr. Schiller is also the chairman and chief executive officer. Mr. Schiller is the brother of Michael Schiller, the former president and chief executive officer of the Company.

         No replacement has thus far been found for the vacancy created by Mr. Schiller's resignation.

CONSULTANTS TO THE COMPANY

         Molesworth Associates, Inc., an Arizona corporation, of which Mr. Gordon R. Molesworth is President, is a public relations consultant to the Company and it receives pursuant to a written contract $4,000 per month plus expenses for services rendered. The contract is of indefinite duration, but either the Company or Molesworth Associates, Inc., may cancel on sixty days notice to the other.

         In December 1996, the Company entered into a consulting agreement with Newell-Storr & Co. Inc. ("N-S"), of which Daniel N. Storr is the President. Under the consulting agreement, N-S shall advise the Company as to the most economical and beneficial methods to raise additional capital for the Company, and N-S shall endeavor to locate suitable investors for the Company. A monthly retainer fee of $5,000 is payable commencing February 1, 1997 plus reimbursement for expenses up to $500 per month. In addition, N-S shall receive a fee of 8% of the gross value of capital invested in the Company through its efforts. The monthly retainer fees paid to N-S shall be deducted from the 8% fee. Up to February 18, 1997, N-S has been responsible for arranging $510,000 of Regulation S purchases of the Company's Common Stock, including the purchase of 313,720 shares of Common Stock for the sum of $450,000 referred to below at "CERTAIN RELATIONSHIPS AND SPECIAL TRANSACTIONS". Accordingly, N-S shall be entitled to an 8% fee or $40,800 on these transactions less monthly fees paid. The Company has the right to terminate the agreement and retainer arrangement at anytime after March 1, 1997 upon thirty days notice to N-S.

                          SECURITY OWNERSHIP OF CERTAIN
                         BENEFICIAL OWNERS AND MANAGEMENT

                   The following table sets forth as of February 11, 1997, those individuals known to the Company to be the beneficial owners of more than five percent (5%) of the Common Stock (the only class of voting securities) and the ownership of the directors and officers, individually and as a group. Said table does not include any options or warrants which may be exercisable by the persons designated below, except as noted in the footnotes.


    TITLE             NAME OF                   AMOUNT OF         % OF
  OF CLASS          BENEFICIAL OWNER     BENEFICIAL OWNERSHIP    CLASS(1)

Common Stock     P.T. Dolak Permei          1,500,000 shs.       17.00(2)
  "     "        City of Tampa Firemen &
                 Policemen Pension Fund       540,120 shs.        6.00

  "     "        Thomas T. Harding            116,237 shs.        1.00(3)

  "     "        Gordon R. Molesworth          48,491 shs.        0.54(4)

  "     "        Seth M. Lukash                  -0-              0.00
  "     "        Fred I. Sonnenfeld            14,500 shs.        0.02
  "     "        All directors and
                 and officers as a            179,228 shs.        2.01
                 as a group (4 persons)
----------------------
1 For Messrs. Molesworth, Lukash and Sonnenfeld, the shares indicated do not include non-employee director stock options to purchase 75,000 shares of common stock at $2.375 per share under the Director Stock Option Plan.

2 P.T. Dolak holds said 1,500,000 shares for itself and as trustee for its clients. By December 31, 1996, P.T. Dolak had purchased 2,000,000 shares, but in October 1996, 500,000 shares were sold or transferred out to fifty different entities, all of whom are represented to be non-U.S. persons as that term is understood under Regulation S promulgated under the Securities Act of 1933, as amended. See, below, "CERTAIN RELATIONSHIPS AND SPECIAL TRANSACTIONS - P.T. Dolak Permei Stock Purchase".

3 Mr. Harding has options to purchase 237,500 shares at $2.375 per share which if all exercised would give him beneficial ownership of approximately 6.4% assuming no other Common Stock were issued beyond the 8,880,885 shares shown as of February 11, 1997.

4 Does not include 376,203
warrants and options to purchase the common stock at varying prices per share, which if exercised would have Mr. Molesworth owning 4.7% of the Common Stock assuming no other shares were issued beyond the 8,880,825 shares outstanding on February 11, 1997.

                             COMPENSATION


                  The following table sets forth all cash compensation paid by the Company to all of its executive officers who earned compensation in excess of $70,000 (one in number) for the Company's fiscal year ended September 30, 1996.

                                 SUMMARY COMPENSATION TABLE

                                                                    LONG-TERM COMPENSATION
                         ANNUAL COMPENSATION                     AWARDS                PAYOUTS
               ------------------------------------- ------------------------ -------------------------
-------------- ------------ ----------- ------------ ------------ ----------- ------------ ------------
    (A)            (B)          (C)         (D)          (E)          (F)         (G)         (H)
-------------- ------------ ----------- ------------ ------------ ----------- ------------ ------------
                                                                  SECURITIES
NAME AND                                OTHER        RESTRICTED   UNDERLYING                 ALL OTHER
PRINCIPAL       SALARY       BONUS      ANNUAL       STOCK        OPTIONS/SARS   LTIP      COMPENSATION
POSITION         ($)          ($)       COMPENSATION AWARD(S)         ($)       PAYOUTS          ($)
                                             ($)         ($)                      ($)
-------------- ------------ ----------- ------------ ------------ ----------- ------------ ------------
THOMAS T.        $140,000(5)    0(6)          0            0(7)        0           0              0
HARDING -
PRESIDENT, CHIEF
EXECUTIVE OFFICER

GORDON R.
MOLESWORTH -
SECRETARY          $0(8)        0             0            0           0(9)        0               0


--------------
5 Mr. Harding's employment commenced in December, 1994.
6 Under the Plan, Mr. Harding received as a bonus for his work during the bankruptcy proceeding 115,000 shares of Common Stock.
7 115,000 shares of Common Stock were issued to Mr. Harding in January, 1996.
8 Pursuant to a written agreement with the Registrant made in April 1995, Mr. Molesworth's company, Molesworth Associates, Inc. is paid $4,000 per month plus expenses for consulting and public relations services it renders to the Registrant.
9 Under the Plan, Mr. Molesworth received 250,000 A-Warrants and 150,000
  C-Warrants for his services in reorganizing the Registrant and arranging for financing of Registrant. He exercised 50,000 A-Warrants and 50,000 C-Warrants to receive 100,000 shares of Common Stock, which Mr. Molesworth gave to his children.


The total cash compensation to all executive officers (one in number) for the fiscal year ended September 30, 1996 was $140,000.00. In addition, approximately $147,500 was paid to two technical managerial employees for said fiscal year. As of September 30, 1996, the total annual payroll for all full-time technical and managerial staff, including the salary of the President (at $140,000 per year), was approximately $1,000,000. Because of the Company's inability to offer cash bonuses, five technical employees received among them 19,500 shares of Common Stock in October 1995 having a market value of $2.375 per share. The share certificates for these bonus shares bear a legend restricting their sale, transfer, pledge or other disposition except in accord with the Securities Act.

         Mr. Harding has an employment agreement with the Company which commenced on the confirmation of the Plan (April 17, 1995) and which continued for one year thereafter. The employment agreement was automatically renewed on April 17, 1996 for one year and will be renewable year after year unless Mr. Harding or Company gives notice to terminate the employment relationship at least thirty days prior to the annual date of renewal. His annual salary under the employment agreement is $140,000. As additional compensation to Mr. Harding, the employment agreement provides that he was to receive, and he did receive on January 5, 1996, without any payment on his part, 115,000 shares of the Common Stock, having a bid price of $1.875 per share. He also obtained an option to purchase 237,500 shares of the Common Stock at an exercise price which shall be equal to the "bid" price at the close of business on July 21, 1995 ($2-3/8 per share) in accordance with the Employee Stock Option Plan and which will expire July 21, 2005. The stock and the options were in discharge of options contemplated to be granted under the Plan to Mr. Harding. Mr. Harding is reimbursed for all reasonable and necessary expenses which he incurs in the performance of his duties. Apart from the right to participate as an employee in whatever employee benefit plans the Company shall afford to its employees, Mr. Harding receives no other benefits and compensation other than those set forth above.

         During the fiscal year ended September 30, 1996, Mr. Sonnenfeld's law firm received $91,125 in fees and was reimbursed $2,465.75 for disbursements.


         Officers of the Company who serve as Directors do not receive any compensation as Directors. Until the Company generates revenues from its operations, the non-employee Directors are waiving any compensation and have agreed to accept the non-employee director stock options.

         During the fiscal year ended September 30, 1996 and for the fiscal year ending September 30, 1997, the Company has no other arrangements with its Directors.
                                         10

EMPLOYEE STOCK OPTION PLAN


         The Employee Stock Option Plan (ESOP), as adopted by the Board of Directors and approved by the shareholders of the Company at the last annual meeting held in August 1996, provides for the granting of incentive stock options ("ISO"), non-qualified stock options, or both, which shall be determined by a Compensation Committee made up of non-employee members of the Company's Board of Directors. The prices of the options are to be determined by the Compensation Committee within certain guidelines, namely, for non-qualified stock options, the price per share may not be less than 85% of the "fair market value" on the date of the grant of the option, and for ISOs, the price per share may not be less than 100% of the fair market value of a share on the date of grant (and not less than 110% of the fair market value of a share for an employee who owns more than ten percent of the outstanding securities of the Company. The fair market value is determined by the following criteria which may be applicable: (i) the closing price on the date of grant as reported on a national securities exchange; (ii) if the shares of stock are not listed on a national securities exchange, then the closing price on the date of the grant as reported by the National Association of Securities Dealers Automatic Quotation System ("NASDAQ"); (iii) if the shares are not traded on NASDAQ, then the average of the closing bid and asked prices on the date of the grant as reported in the over-the counter-market; and (iv) and if none of the foregoing are applicable, then by determination of the Compensation Committee.

                  Options may be granted by the Compensation Committee up to ten years from July 25, 1995, when the ESOP itself expires. The Compensation Committee also determines the nature of the option (i.e., ISO or non-qualified), the number of shares to be covered by each option and the terms of vesting and exercise of such options. All employees of the Company are eligible. Selection of employees who merit such options is done by the Compensation Committee after receiving recommendations from the President of the Company. The Compensation Committee meets after or before a Board of Directors meeting when required.

                  The ESOP contains provisions against dilution of the options granted when, among other circumstances, there are stock splits, stock dividends, reorganization of capital, etc. Exercise of options and vesting are accelerated in cases of merger, sale of the Company, and other events such as death of employee while in employ of the Company, or change in control of management of the Company.

                   The Compensation Committee considers factors such as an employee's duties and potential contributions to the success of the Company in determining the award of Incentive Options.

                  The following table sets forth information as to the Employee Stock Options granted and outstanding during the fiscal year ended September 30, 1996 to (i) all executive officers of the Company (one in number), and (ii) all managerial employees (five in number) earning over $60,000 as a group:


Name of Individual            Exercise Price  Number    Expiration
or Number in Group   Date        per Share    Granted      Date
------------------  -------   --------------  -------   ----------
Thomas T. Harding   7/21/95       $2.375      237,500    7/21/2005

All managerial    varying     from $1.75 low   38,500    7/21/2005
employees         dates from  to $2.375 high
                              7/21/95 to
                              4/11/96



DIRECTORS STOCK OPTION PLAN


         In July 1995, the Board of Directors of the Company adopted a Non-Employee Director Stock Option Plan ("DSOP") which was approved by the shareholders of the Company at the last annual shareholders meeting held in August 1996.

          The options to be granted under DSOP are effective for ten years from July 21, 1995. It is not an incentive stock option plan. The options are non-transferable except where the transfer is by will or by laws of intestacy. The non-employee directors who were appointed under the Plan, of which there are four, are the only persons currently eligible to receive such options. They are each entitled to options to purchase 75,000 shares of Common Stock for a total of 300,000 shares, but only options to purchase 37,500 shares were vested on July 21, 1996 in each director. Accordingly, in each of the three years following 1996, options to purchase an additional 12,500 shares shall vest on the anniversary date of July 21st, provided that the director is still in office on each anniversary date. The price for each share is the fair market value of the Common Stock on July 21, 1995, which is $2.375 per share.

         Any new non-employee directors appointed or elected after the July 25, 1995 shall be awarded options to purchase 25,000 shares of Common Stock upon their appointment or election at the fair market value of a share of Common Stock on such date of appointment or election. On each anniversary of the appointment or election of such director, the director is entitled to an option to purchase an additional 12,500 shares of Common Stock at the fair market value existing on such anniversary date up to a maximum of 37,500 shares.

         Fair market value of the options is determined by the Board of Directors of the Company in the same manner as determined by the Compensation Committee with respect to the ESOP.

         The DSOP, like the ESOP, contains provisions against dilution of the options granted when, among other circumstances, there are stock splits, stock dividends, reorganization of capital, etc. Exercise of options and vesting are accelerated in cases of merger, sale of the Company, and other events such as death of a director, or change in control of management of the Company. In the event a director ceases to be a director for any reason other than death or permanent disability, all options shall terminate immediately, except where a director is 65 years or older, his vested options shall continue to be exercisable for three months after termination.

         Copies of the DSOP may be obtained by the shareholders upon request to the Company or examined at the Company's offices.

         Each of the four present directors has the vested right to purchase 37,500 shares of Common Stock of the Company under the DSOP with the date of grant for all options under DSOP being July 21, 1995 and the option exercise price being $2.375 per share. Assuming each of the four present directors are re-elected, options to purchase another 12,500 shares shall be vested and available for exercise on or after July 21, 1997, 1998 and 1999. In totality, after July 21, 1999, each of the four present directors shall have options to purchase 75,000 shares of the Company's common stock (assuming they remain directors at least to said date) which options will expire on July 21, 2005, unless sooner terminated upon their ceasing to be directors of the Company, as happened with Lewis S. Schiller when he resigned in October 1996.



SELECTION OF INDEPENDENT AUDITORS


         The Board of Directors recommends that Farber Blicht & Eyerman, LLP, certified public accountants, be re-appointed as independent auditors for the fiscal year ending September 30, 1997. This accounting firm was appointed in November 1995 by the Board of Directors. By reason of the considerable research which this firm has done, it has acquired a knowledge and experience which the Company should utilize in the current fiscal year.

              CERTAIN RELATIONSHIPS AND SPECIAL TRANSACTIONS


P.T. DOLAK STOCK PURCHASE

         Unable to raise sufficient capital financing contemplated under the Plan the holders of the Company's shares through the efforts of the three representatives of the Shareholder Alliance, the Company, on or about August 30, 1995, entered into a private placement agreement with P.T. Dolak Permei (also known as P.T. Dolak Permei) ("Dolak"), an Indonesian company, totally independent of the Company, whereby the Company would sell 2,000,000 shares of Common Stock at a price of $1.00 per share for an aggregate price of $2,000,000. $1,000,000 of the $2,000,000 purchase price was paid in September, 1995, and thereafter the balance was to be paid in monthly installments of $100,000, commencing January 1, 1996. By March 1996, Dolak had purchased 1,100,000 shares for $1,100,000, at which time Dolak requested a deferral of the remaining purchases until June 1, 1996 when monthly purchases of 100,000 shares at $1 per share resumed. By December 2, 1996, Dolak had purchased the entire 2,000,000 shares of Common Stock for an aggregate price of $2,000,000. The shares issued to Dolak were sold in accordance with Regulation S promulgated under the Securities Act with a restriction barring sale one year from issue of each purchase of shares.

         In the Stock Purchase Agreement, Dolak represented to the Company that it was purchasing the shares for its own account or as fiduciary for one or more trusts, and that Dolak and each of the trusts are accredited investors within the meaning of Rule 501(a) of Regulation D promulgated under the Act.

         In October 1996, Dolak sold or transferred 500,000 shares of Common Stock to approximately fifty entities, and by the addresses listed for these entities and according to the representation of Dolak, each entity is a "non-U.S. persons" as that term is defined in Rule 902 (i) of Regulation S promulgated under the Securities Act of 1933, as amended.


INVESTMENT OF TAMPA FUND


         In May, 1996, the Fireman's and Policeman's Pension Fund of Tampa Florida ("Tampa Fund") authorized the conversion of the Promissory Note in the sum of $250,000 into 250,000 restricted shares of Common Stock. The Promissory Note was originally issued in November 1994 in exchange for a loan of $250,000 to the Company after approval by the United States Bankruptcy Court. Under the original conversion terms, the loan was to be converted into two and one-half(2-1/2%) percent of the equity at confirmation date which would have entitled the Tampa Fund to 75,000 shares of the

Common Stock, or a price of over
$3.00 per share. In order to have the conversion price be closer to market and to recognize the aid given by the Tampa Fund to the Company during the bankruptcy proceeding, the Board of Trustees amended the conversion right to $1.00 per share.


SALE OF COMPANY'S COMMON STOCK THROUGH REGULATION S OFFERING


         On January 28, 1997, ABN AMRO CARRINGTON PEMBROKE, LIMITED ("ABN"), an English company, totally independent of the Company, purchased as agent for its eleven named clients 313,720 shares of the Company's common stock, $.01 Par value ("Common Stock") pursuant to a Regulation S Subscription Agreement ("Subscription Agreement") at a price of $1.4344 per share for an aggregate price of $450,000. The purchase is exempt from registration under the Securities Act of 1933, as amended (the "Act") in accordance with Regulation S promulgated under the Act. While the Company has full use of the monies raised, the company has a commitment to refund the $450,000 in the event the company ceases being a "reporting company" as that term is defined in Regulation S promulgated under the Act.

         Based upon the terms of the Subscription Agreement, there was no underwriter or placement agent involved, although the Company was paying a fee of 8% of the aggregate price to its investment adviser, Newell-Storr & Co., Inc. whose president is Daniel Storr. Under the Subscription Agreement, ABN represented for its clients that each client was purchasing for its own account. ABN received no commission or other remuneration.

         The purchase price of $1.4344 per share was determined by taking a 15% discount from the average of the low and high bid prices of the Common Stock as quoted on the electronic bulletin board of NASDAQ for the Company's Common Stock on January 28, 1997 which prices averaged $1.6875. Upon taking the 15% discount from the average price of $1.6875 in the sum of $.2531 per share, the purchase price per share of $1.4344 is arrived at. As reported on electronic bulletin board of NASDAQ, 12,700 shares were traded on January 28, 1997 at sales or market prices per share which varied from $1.6875 low and $1.8125 high for an average price of $1.7500.

         The Company still does not have any revenues to sustain itself. Accordingly, the Company shall have to seek additional financing through private placements of its securities. It makes no representations that it will able to secure such financing.

                      VOTE REQUIRED AND OTHER BUSINESS

         Directors will be elected by a plurality of the votes cast at the meeting by holders of shares of Common Stock entitled to vote. The affirmative vote of a majority of the votes entitled to be cast at the meeting by holders of Common Stock shall be required to approve the selection of Farber, Blicht & Eyerman, LLP, as the Company's independent public accountants.

         A representative of Farber, Blicht & Eyerman, the Company's independent auditors for the year ended September 30, 1996, is expected to be in attendance at the annual meeting and he will respond to any questions shareholders may have.

         The Board of Directors knows of no other business that will be presented at the meeting. If any other business properly comes before the meeting, the proxies named in the accompanying form of proxy are authorized to vote in accordance with their best judgments on such business.

                              PROXIES REVOCABLE

                  All proxies delivered pursuant to this solicitation are revocable at the option of the persons executing the same prior to exercise. If not revoked, the shares represented thereby will be voted at the meeting as directed by the shareholders. If no directions are given, the proxies will be voted for the election of the four designated Directors and the appointment of the auditors as set forth herein.

                      SUBMISSION OF SHAREHOLDER PROPOSALS
                            FOR NEXT ANNUAL MEETING

                  Proposals of shareholders of the Company intended to be presented at the next Annual Meeting of Shareholders must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to the next Annual Meeting no later than December 31, 1997.

                       MATERIAL INCORPORATED BY REFERENCE

                  The financial statements and notes thereto as reported by Farber, Blicht & Eyerman, LLP for the year ended September 30, 1996 and the Management's Discussion and Analysis of Financial Condition and Results of Operation as contained in the accompanying Annual Report to Shareholders are incorporated herein by reference.


                                   By Order of the Board of Directors,

                                           Gordon R. Molesworth
                                                 Secretary

                                    FINGERMATRIX, INC.

                           COMMON STOCK PROXY FOR 1997 ANNUAL MEETING
                                    SOLICITED ON BEHALF OF
                                    THE BOARD OF DIRECTORS

The undersigned hereby appoints THOMAS T. HARDING and GORDON R. MOLESWORTH, or any one of them, each with the power of substitution, proxies to vote all shares of Common Stock which the undersigned would possess if personally present at the Annual Meeting of Shareholders (including all adjournments thereof) of Fingermatrix, Inc. (the "Company"), to be held at 11:00 A.M. on April 8, 1997 at the Tarrytown Hilton, 455 South Broadway, Tarrytown, New York.

         Shareholders are requested to date and sign this Proxy and return it promptly in the enclosed envelope. No postage is required if mailed in the United States of America.

UNLESS OTHERWISE SPECIFIED THE VOTE REPRESENTED BY THIS PROXY WILL BE CAST FOR THE ELECTION OF ALL THE DIRECTORS NOMINATED BY THE BOARD OF TRUSTEES AND FOR THE SELECTION OF THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1997.

                  (Go to Reverse Side)

    -----  Please mark your
A     X    votes as in this
    -----  example.

Election of Directors

Nominees: Thomas T. Harding, Gordon R. Molesworth,
          Seth M. Lukash, Fred I. Sonnenfeld

         (MARK ONLY ONE BOX.)
         YES [  ] for all Nominees
         NO  [  ] for all Nominees
         YES [ ] for all Nominees except the following nominees, if any:



Ratification of the Selection of Farber, Blicht & Eyerman, LLP as Auditors for the Company

   FOR             AGAINST            ABSTAIN
   / /              / /                  / /

Upon such other business as may proerly come before the meeting.

PLEASE SIGN HERE as your name appears in this Proxy. For joint account, each joint owner should sign. When signing as attorney, executor,, administrator, trustee guardian or other fiduciary, please give full title. If the signer is a corporation, sign full corporate name by by duly authorized officer.



Date                           Signature of Shareholder


                                                         2